Exhibit 99.01

Valero Energy Reports Second Quarter 2023 Results

•Reported net income attributable to Valero stockholders of $1.9 billion, or $5.40 per share
•Returned over $1.3 billion to stockholders through dividends and stock buybacks
•Declared a regular quarterly cash dividend on common stock of $1.02 per share

SAN ANTONIO, July 27, 2023 – Valero Energy Corporation (NYSE: VLO, “Valero”) today reported net income attributable to Valero stockholders of $1.9 billion, or $5.40 per share, for the second quarter of 2023, compared to $4.7 billion, or $11.57 per share, for the second quarter of 2022. Excluding the adjustments shown in the accompanying earnings release tables, adjusted net income attributable to Valero stockholders was $4.6 billion, or $11.36 per share, for the second quarter of 2022.

Refining
The Refining segment reported operating income of $2.4 billion for the second quarter of 2023, compared to $6.2 billion for the second quarter of 2022. Adjusted operating income was $6.1 billion for the second quarter of 2022. Refining throughput volumes averaged 3.0 million barrels per day in the second quarter of 2023.

“We are pleased to report solid financial results in the second quarter, underpinned by strong execution across all of our business segments,” said Lane Riggs, Valero’s Chief Executive Officer and President. “Our refineries ran well with throughput capacity utilization at 94 percent and our U.S. wholesale system set a sales record of over 1 million barrels per day in May and June.”

Renewable Diesel
The Renewable Diesel segment, which consists of the Diamond Green Diesel joint venture (DGD), reported $440 million of operating income for the second quarter of 2023, compared to $152 million for the second quarter of 2022. Segment sales volumes averaged 4.4 million gallons per day in the second quarter of 2023, which was 2.2 million gallons per day higher than the second quarter of 2022. The higher sales volumes were due to the impact of additional volumes from the startup of the DGD Port Arthur plant in the fourth quarter of 2022.

Ethanol
The Ethanol segment reported $127 million of operating income for the second quarter of 2023, compared to $101 million for the second quarter of 2022. Adjusted operating income for the second quarter of 2022 was $79 million. Ethanol production volumes averaged 4.4 million gallons per day in the second quarter of 2023, which was 582 thousand gallons per day higher than the second quarter of 2022.

Corporate and Other
General and administrative expenses were $209 million in the second quarter of 2023, compared to $233 million in the second quarter of 2022. The effective tax rate for the second quarter of 2023 was 22 percent.

Investing and Financing Activities
Net cash provided by operating activities was $1.5 billion in the second quarter of 2023. Included in this amount was a $1.2 billion unfavorable change in working capital and $242 million of adjusted net cash provided by operating activities associated with the other joint venture member’s share of DGD, excluding changes in DGD’s working capital. Excluding these items, adjusted net cash provided by operating activities was $2.5 billion in the second quarter of 2023.

Capital investments totaled $458 million in the second quarter of 2023, of which $382 million was for sustaining the business, including costs for turnarounds, catalysts and regulatory compliance. Excluding capital investments attributable to the other joint venture member’s share of DGD, capital investments attributable to Valero were $433 million.

Valero returned over $1.3 billion to stockholders in the second quarter of 2023, of which $367 million was paid as dividends and $951 million was for the purchase of approximately

8.4 million shares of common stock, resulting in a payout ratio of 53 percent of adjusted net cash provided by operating activities.

Valero continues to target an annual payout ratio between 40 and 50 percent of adjusted net cash provided by operating activities. Valero defines payout ratio as the sum of dividends paid and the total cost of stock buybacks divided by net cash provided by operating activities adjusted for changes in working capital and DGD’s net cash provided by operating activities, excluding changes in its working capital, attributable to the other joint venture member’s share of DGD.

On July 20, Valero announced a quarterly cash dividend on common stock of $1.02 per share, payable on September 5, 2023 to holders of record at the close of business on August 3, 2023.

Liquidity and Financial Position
Valero ended the second quarter of 2023 with $9.0 billion of total debt, $2.3 billion of finance lease obligations and $5.1 billion of cash and cash equivalents. The debt to capitalization ratio, net of cash and cash equivalents, was 18 percent as of June 30, 2023.

Strategic Update
The Port Arthur Coker project, which successfully commenced operations in April, is operating well and at full capacity. The new coker has increased the refinery’s throughput capacity and enhanced its ability to process incremental volumes of heavy crudes and residual feedstocks, while also improving turnaround efficiency.

The Sustainable Aviation Fuel (SAF) project at the DGD Port Arthur plant is expected to be completed in 2025 and is estimated to cost $315 million, with half of that attributable to Valero. The project is expected to give the plant the ability to upgrade approximately 50 percent of its current 470 million gallon annual renewable diesel production capacity to SAF, which is expected to make DGD one of the largest manufacturers of SAF in the world.

“We remain committed to the core strategy that has been in place for nearly a decade,” said Riggs. “Our focus on operational excellence, capital discipline and honoring our commitment to shareholder returns has served us well and will continue to anchor our strategy going forward.”

Conference Call
Valero’s senior management will hold a conference call at 10 a.m. ET today to discuss this earnings release and to provide an update on operations and strategy.

About Valero
Valero Energy Corporation, through its subsidiaries (collectively, “Valero”), is a multinational manufacturer and marketer of petroleum-based and low-carbon liquid transportation fuels and petrochemical products, and it sells its products primarily in the United States (“U.S.”), Canada, the United Kingdom (“U.K.”), Ireland and Latin America. Valero owns 15 petroleum refineries located in the U.S., Canada and the U.K. with a combined throughput capacity of approximately 3.2 million barrels per day. Valero is a joint venture member in Diamond Green Diesel Holdings LLC, which owns two renewable diesel plants located in the U.S. Gulf Coast region with a combined production capacity of approximately 1.2 billion gallons per year, and Valero owns 12 ethanol plants located in the U.S. Mid-Continent region with a combined production capacity of approximately 1.6 billion gallons per year. Valero manages its operations through its Refining, Renewable Diesel, and Ethanol segments. Please visit investorvalero.com for more information.
Valero Contacts
Investors:
Homer Bhullar, Vice President – Investor Relations and Finance, 210-345-1982
Eric Herbort, Director – Investor Relations and Finance, 210-345-3331
Gautam Srivastava, Director – Investor Relations, 210-345-3992

Media:
Lillian Riojas, Executive Director – Media Relations and Communications, 210-345-5002

Safe-Harbor Statement
Statements contained in this release and the accompanying earnings release tables, or made during the conference call, that state Valero’s or management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” “intend,” “target,” “will,” “plans,” “forecast,” and other similar expressions identify forward-looking statements. Forward-looking statements in this release and the accompanying earnings release tables include, and those made on the conference call may include, statements relating to Valero’s low-carbon fuels strategy, expected timing, cost and performance of projects, future market and industry conditions, future operating and financial performance, future production and manufacturing ability and size, and management of future risks, among other matters. It is important to note that actual results could differ materially from those projected in such forward-looking statements based on numerous factors, including those outside of Valero’s control, such as legislative or political changes or developments, market dynamics, cyberattacks, weather events, and other matters affecting Valero’s operations or the demand for Valero’s products. These factors also include, but are not limited to, the uncertainties that remain with respect to current or contemplated legal, political or regulatory developments that are adverse to or restrict refining and marketing operations, or that impose profits, windfall or margin taxes or penalties, the Russia-Ukraine conflict, the impact of inflation on margins and costs, economic activity levels, and the adverse effects the foregoing may have on Valero’s business plan, strategy, operations and financial performance. For more information concerning these and other factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual report on Form 10-K, quarterly reports on Form 10‑Q, and other reports filed with the Securities and Exchange Commission and available on Valero’s website at www.valero.com.

Use of Non-GAAP Financial Information
This earnings release and the accompanying earnings release tables include references to financial measures that are not defined under U.S. generally accepted accounting principles (GAAP). These non-GAAP measures include adjusted net income attributable to Valero stockholders, adjusted earnings per common share – assuming dilution, Refining margin,

Renewable Diesel margin, Ethanol margin, adjusted Refining operating income, adjusted Ethanol operating income, adjusted net cash provided by operating activities, and capital investments attributable to Valero. These non-GAAP financial measures have been included to help facilitate the comparison of operating results between periods. See the accompanying earnings release tables for a reconciliation of non-GAAP measures to their most directly comparable GAAP measures. Note (e) to the earnings release tables provides reasons for the use of these non-GAAP financial measures.

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Statement of income data
Revenues	$34,509	$51,641	$70,948	$90,183
Cost of sales:
Cost of materials and other (a)	29,430	42,946	59,435	77,895
Operating expenses (excluding depreciation and amortization expense reflected below)	1,440	1,626	2,917	3,005
Depreciation and amortization expense (b)	658	590	1,308	1,185
Total cost of sales	31,528	45,162	63,660	82,085
Other operating expenses	2	15	12	34
General and administrative expenses (excluding depreciation and amortization expense reflected below) (c)	209	233	453	438
Depreciation and amortization expense	11	12	21	23
Operating income	2,759	6,219	6,802	7,603
Other income, net (d)	106	33	235	13
Interest and debt expense, net of capitalized interest	(148)	(142)	(294)	(287)
Income before income tax expense	2,717	6,110	6,743	7,329
Income tax expense	595	1,342	1,475	1,594
Net income	2,122	4,768	5,268	5,735
Less: Net income attributable to noncontrolling interests	178	75	257	137
Net income attributable to Valero Energy Corporation stockholders	$1,944	$4,693	$5,011	$5,598

Earnings per common share	$5.41	$11.58	$13.75	$13.75
Weighted-average common shares outstanding (in millions)	358	404	363	406

Earnings per common share – assuming dilution	$5.40	$11.57	$13.74	$13.74
Weighted-average common shares outstanding – assuming dilution (in millions)	358	404	363	406

See Notes to Earnings Release Tables beginning on Table Page 18.

Table Page 1

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining	Renewable Diesel	Ethanol	Corporate and Eliminations	Total
Three months ended June 30, 2023
Revenues:
Revenues from external customers	$31,996	$1,296	$1,217	$—	$34,509
Intersegment revenues	(3)	950	257	(1,204)	—
Total revenues	31,993	2,246	1,474	(1,204)	34,509
Cost of sales:
Cost of materials and other	27,773	1,643	1,199	(1,185)	29,430
Operating expenses (excluding depreciation and amortization expense reflected below)	1,205	104	128	3	1,440
Depreciation and amortization expense	582	59	19	(2)	658
Total cost of sales	29,560	1,806	1,346	(1,184)	31,528
Other operating expenses	1	—	1	—	2
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	209	209
Depreciation and amortization expense	—	—	—	11	11
Operating income by segment	$2,432	$440	$127	$(240)	$2,759

Three months ended June 30, 2022
Revenues:
Revenues from external customers	$49,495	$855	$1,291	$—	$51,641
Intersegment revenues	11	596	201	(808)	—
Total revenues	49,506	1,451	1,492	(808)	51,641
Cost of sales:
Cost of materials and other (a)	41,313	1,213	1,226	(806)	42,946
Operating expenses (excluding depreciation and amortization expense reflected below)	1,402	58	167	(1)	1,626
Depreciation and amortization expense (b)	565	28	(3)	—	590
Total cost of sales	43,280	1,299	1,390	(807)	45,162
Other operating expenses	14	—	1	—	15
General and administrative expenses (excluding depreciation and amortization expense reflected below) (c)	—	—	—	233	233
Depreciation and amortization expense	—	—	—	12	12
Operating income by segment	$6,212	$152	$101	$(246)	$6,219

See Operating Highlights by Segment beginning on Table Page 9.
See Notes to Earnings Release Tables beginning on Table Page 18.
Table Page 2

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
FINANCIAL HIGHLIGHTS BY SEGMENT
(millions of dollars)
(unaudited)

	Refining	Renewable Diesel	Ethanol	Corporate and Eliminations	Total
Six months ended June 30, 2023
Revenues:
Revenues from external customers	$66,403	$2,231	$2,314	$—	$70,948
Intersegment revenues	—	1,695	480	(2,175)	—
Total revenues	66,403	3,926	2,794	(2,175)	70,948
Cost of sales:
Cost of materials and other	56,283	2,974	2,330	(2,152)	59,435
Operating expenses (excluding depreciation and amortization expense reflected below)	2,466	190	258	3	2,917
Depreciation and amortization expense	1,154	117	39	(2)	1,308
Total cost of sales	59,903	3,281	2,627	(2,151)	63,660
Other operating expenses	11	—	1	—	12
General and administrative expenses (excluding depreciation and amortization expense reflected below)	—	—	—	453	453
Depreciation and amortization expense	—	—	—	21	21
Operating income by segment	$6,489	$645	$166	$(498)	$6,802

Six months ended June 30, 2022
Revenues:
Revenues from external customers	$86,308	$1,450	$2,425	$—	$90,183
Intersegment revenues	15	982	328	(1,325)	—
Total revenues	86,323	2,432	2,753	(1,325)	90,183
Cost of sales:
Cost of materials and other (a)	74,919	1,968	2,330	(1,322)	77,895
Operating expenses (excluding depreciation and amortization expense reflected below)	2,595	109	302	(1)	3,005
Depreciation and amortization expense (b)	1,114	54	17	—	1,185
Total cost of sales	78,628	2,131	2,649	(1,323)	82,085
Other operating expenses	32	—	2	—	34
General and administrative expenses (excluding depreciation and amortization expense reflected below) (c)	—	—	—	438	438
Depreciation and amortization expense	—	—	—	23	23
Operating income by segment	$7,663	$301	$102	$(463)	$7,603

See Operating Highlights by Segment beginning on Table Page 9.
See Notes to Earnings Release Tables beginning on Table Page 18.
Table Page 3

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (e)
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Reconciliation of net income attributable to Valero Energy Corporation stockholders to adjusted net income attributable to Valero Energy Corporation stockholders
Net income attributable to Valero Energy Corporation stockholders	$1,944	$4,693	$5,011	$5,598
Adjustments:
Modification of renewable volume obligation (RVO) (a)	—	(104)	—	(104)
Income tax expense related to modification of RVO	—	23	—	23
Modification of RVO, net of taxes	—	(81)	—	(81)
Gain on sale of ethanol plant (b)	—	(23)	—	(23)
Income tax expense related to gain on sale of ethanol plant	—	5	—	5
Gain on sale of ethanol plant, net of taxes	—	(18)	—	(18)
Environmental reserve adjustment (c)	—	20	—	20
Income tax benefit related to environmental reserve adjustment	—	(5)	—	(5)
Environmental reserve adjustment, net of taxes	—	15	—	15
Loss (gain) on early retirement of debt (d)	—	—	(11)	50
Income tax (benefit) expense related to loss (gain) on early retirement of debt	—	—	2	(11)
Loss (gain) on early retirement of debt, net of taxes	—	—	(9)	39
Total adjustments	—	(84)	(9)	(45)
Adjusted net income attributable to Valero Energy Corporation stockholders	$1,944	$4,609	$5,002	$5,553

Reconciliation of earnings per common share – assuming dilution to adjusted earnings per common share – assuming dilution
Earnings per common share – assuming dilution	$5.40	$11.57	$13.74	$13.74
Adjustments:
Modification of RVO (a)	—	(0.20)	—	(0.20)
Gain on sale of ethanol plant (b)	—	(0.05)	—	(0.05)
Environmental reserve adjustment (c)	—	0.04	—	0.04
Loss (gain) on early retirement of debt (d)	—	—	(0.02)	0.10
Total adjustments	—	(0.21)	(0.02)	(0.11)
Adjusted earnings per common share – assuming dilution	$5.40	$11.36	$13.72	$13.63

See Notes to Earnings Release Tables beginning on Table Page 18.

Table Page 4

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (e)
(millions of dollars)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Reconciliation of operating income by segment to segment margin, and reconciliation of operating income by segment to adjusted operating income by segment
Refining segment
Refining operating income	$2,432	$6,212	$6,489	$7,663
Adjustments:
Modification of RVO (a)	—	(104)	—	(104)
Operating expenses (excluding depreciation and amortization expense reflected below)	1,205	1,402	2,466	2,595
Depreciation and amortization expense	582	565	1,154	1,114
Other operating expenses	1	14	11	32
Refining margin	$4,220	$8,089	$10,120	$11,300

Refining operating income	$2,432	$6,212	$6,489	$7,663
Adjustments:
Modification of RVO (a)	—	(104)	—	(104)
Other operating expenses	1	14	11	32
Adjusted Refining operating income	$2,433	$6,122	$6,500	$7,591

Renewable Diesel segment
Renewable Diesel operating income	$440	$152	$645	$301
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	104	58	190	109
Depreciation and amortization expense	59	28	117	54
Renewable Diesel margin	$603	$238	$952	$464

See Notes to Earnings Release Tables beginning on Table Page 18.
Table Page 5

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (e)
(millions of dollars)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Reconciliation of operating income by segment to segment margin, and reconciliation of operating income by segment to adjusted operating income by segment (continued)
Ethanol segment
Ethanol operating income	$127	$101	$166	$102
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	128	167	258	302
Depreciation and amortization expense (b)	19	(3)	39	17
Other operating expenses	1	1	1	2
Ethanol margin	$275	$266	$464	$423

Ethanol operating income	$127	$101	$166	$102
Adjustments:
Gain on sale of ethanol plant (b)	—	(23)	—	(23)
Other operating expenses	1	1	1	2
Adjusted Ethanol operating income	$128	$79	$167	$81

See Notes to Earnings Release Tables beginning on Table Page 18.
Table Page 6

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (e)
(millions of dollars)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Reconciliation of Refining segment operating income to Refining margin (by region), and reconciliation of Refining segment operating income to adjusted Refining segment operating income (by region) (f)
U.S. Gulf Coast region
Refining operating income	$1,529	$3,399	$4,196	$4,395
Adjustments:
Modification of RVO (a)	—	(74)	—	(74)
Operating expenses (excluding depreciation and amortization expense reflected below)	674	814	1,360	1,469
Depreciation and amortization expense	358	341	707	673
Other operating expenses	1	5	11	23
Refining margin	$2,562	$4,485	$6,274	$6,486

Refining operating income	$1,529	$3,399	$4,196	$4,395
Adjustments:
Modification of RVO (a)	—	(74)	—	(74)
Other operating expenses	1	5	11	23
Adjusted Refining operating income	$1,530	$3,330	$4,207	$4,344

U.S. Mid-Continent region
Refining operating income	$323	$959	$925	$1,101
Adjustments:
Modification of RVO (a)	—	(19)	—	(19)
Operating expenses (excluding depreciation and amortization expense reflected below)	181	199	375	371
Depreciation and amortization expense	83	85	165	166
Refining margin	$587	$1,224	$1,465	$1,619

Refining operating income	$323	$959	$925	$1,101
Adjustment: Modification of RVO (a)	—	(19)	—	(19)
Adjusted Refining operating income	$323	$940	$925	$1,082

See Notes to Earnings Release Tables beginning on Table Page 18.
Table Page 7

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RECONCILIATION OF NON-GAAP MEASURES TO MOST COMPARABLE AMOUNTS
REPORTED UNDER U.S. GAAP (e)
(millions of dollars)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Reconciliation of Refining segment operating income to Refining margin (by region), and reconciliation of Refining segment
operating income to adjusted Refining segment operating
income (by region) (f) (continued)

North Atlantic region
Refining operating income	$311	$1,222	$940	$1,508
Adjustments:
Operating expenses (excluding depreciation and amortization expense reflected below)	178	192	358	398
Depreciation and amortization expense	66	66	129	135
Other operating expenses	—	9	—	9
Refining margin	$555	$1,489	$1,427	$2,050

Refining operating income	$311	$1,222	$940	$1,508
Adjustment: Other operating expenses	—	9	—	9
Adjusted Refining operating income	$311	$1,231	$940	$1,517

U.S. West Coast region
Refining operating income	$269	$632	$428	$659
Adjustments:
Modification of RVO (a)	—	(11)	—	(11)
Operating expenses (excluding depreciation and amortization expense reflected below)	172	197	373	357
Depreciation and amortization expense	75	73	153	140
Refining margin	$516	$891	$954	$1,145

Refining operating income	$269	$632	$428	$659
Adjustment: Modification of RVO (a)	—	(11)	—	(11)
Adjusted Refining operating income	$269	$621	$428	$648

See Notes to Earnings Release Tables beginning on Table Page 18.
Table Page 8

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Throughput volumes (thousand barrels per day)
Feedstocks:
Heavy sour crude oil	469	376	407	351
Medium/light sour crude oil	321	442	322	408
Sweet crude oil	1,462	1,413	1,475	1,418
Residuals	212	229	218	227
Other feedstocks	96	127	118	114
Total feedstocks	2,560	2,587	2,540	2,518
Blendstocks and other	409	375	410	363
Total throughput volumes	2,969	2,962	2,950	2,881

Yields (thousand barrels per day)
Gasolines and blendstocks	1,430	1,452	1,441	1,422
Distillates	1,119	1,135	1,109	1,081
Other products (g)	446	407	424	404
Total yields	2,995	2,994	2,974	2,907

Operating statistics (e) (h)
Refining margin (from Table Page 5)	$4,220	$8,089	$10,120	$11,300
Adjusted Refining operating income (from Table Page 5)	$2,433	$6,122	$6,500	$7,591
Throughput volumes (thousand barrels per day)	2,969	2,962	2,950	2,881

Refining margin per barrel of throughput	$15.62	$30.01	$18.95	$21.67
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.46	5.20	4.62	4.98
Depreciation and amortization expense per barrel of throughput	2.16	2.10	2.16	2.14
Adjusted Refining operating income per barrel of throughput	$9.00	$22.71	$12.17	$14.55

See Notes to Earnings Release Tables beginning on Table Page 18.

Table Page 9

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
RENEWABLE DIESEL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operating statistics (e) (h)
Renewable Diesel margin (from Table Page 5)	$603	$238	$952	$464
Renewable Diesel operating income (from Table Page 5)	$440	$152	$645	$301
Sales volumes (thousand gallons per day)	4,400	2,182	3,698	1,961

Renewable Diesel margin per gallon of sales	$1.51	$1.20	$1.42	$1.31
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of sales	0.26	0.29	0.28	0.31
Depreciation and amortization expense per gallon of sales	0.15	0.15	0.18	0.15
Renewable Diesel operating income per gallon of sales	$1.10	$0.76	$0.96	$0.85

See Notes to Earnings Release Tables beginning on Table Page 18.

Table Page 10

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
ETHANOL SEGMENT OPERATING HIGHLIGHTS
(millions of dollars, except per gallon amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operating statistics (e) (h)
Ethanol margin (from Table Page 6)	$275	$266	$464	$423
Adjusted Ethanol operating income (from Table Page 6)	$128	$79	$167	$81
Production volumes (thousand gallons per day)	4,443	3,861	4,314	3,953

Ethanol margin per gallon of production	$0.68	$0.75	$0.59	$0.59
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per gallon of production	0.32	0.47	0.33	0.42
Depreciation and amortization expense per gallon of production (b)	0.05	(0.01)	0.05	0.03
Gain on sale of ethanol plant per gallon of production (b)	—	0.07	—	0.03
Adjusted Ethanol operating income per gallon of production	$0.31	$0.22	$0.21	$0.11

See Notes to Earnings Release Tables beginning on Table Page 18.

Table Page 11

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operating statistics by region (f)
U.S. Gulf Coast region (e) (h)
Refining margin (from Table Page 7)	$2,562	$4,485	$6,274	$6,486
Adjusted Refining operating income (from Table Page 7)	$1,530	$3,330	$4,207	$4,344
Throughput volumes (thousand barrels per day)	1,800	1,750	1,757	1,722

Refining margin per barrel of throughput	$15.64	$28.17	$19.73	$20.81
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.11	5.11	4.28	4.71
Depreciation and amortization expense per barrel of throughput	2.19	2.15	2.22	2.16
Adjusted Refining operating income per barrel of throughput	$9.34	$20.91	$13.23	$13.94

U.S. Mid-Continent region (e) (h)
Refining margin (from Table Page 7)	$587	$1,224	$1,465	$1,619
Adjusted Refining operating income (from Table Page 7)	$323	$940	$925	$1,082
Throughput volumes (thousand barrels per day)	434	449	463	434

Refining margin per barrel of throughput	$14.89	$29.99	$17.48	$20.59
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.60	4.88	4.48	4.71
Depreciation and amortization expense per barrel of throughput	2.10	2.09	1.97	2.12
Adjusted Refining operating income per barrel of throughput	$8.19	$23.02	$11.03	$13.76

See Notes to Earnings Release Tables beginning on Table Page 18.

Table Page 12

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
REFINING SEGMENT OPERATING HIGHLIGHTS BY REGION
(millions of dollars, except per barrel amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operating statistics by region (f) (continued)
North Atlantic region (e) (h)
Refining margin (from Table Page 8)	$555	$1,489	$1,427	$2,050
Adjusted Refining operating income (from Table Page 8)	$311	$1,231	$940	$1,517
Throughput volumes (thousand barrels per day)	463	483	464	484

Refining margin per barrel of throughput	$13.15	$33.85	$17.00	$23.41
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	4.20	4.37	4.26	4.55
Depreciation and amortization expense per barrel of throughput	1.56	1.49	1.54	1.53
Adjusted Refining operating income per barrel of throughput	$7.39	$27.99	$11.20	$17.33

U.S. West Coast region (e) (h)
Refining margin (from Table Page 8)	$516	$891	$954	$1,145
Adjusted Refining operating income (from Table Page 8)	$269	$621	$428	$648
Throughput volumes (thousand barrels per day)	272	280	266	241

Refining margin per barrel of throughput	$20.81	$34.93	$19.84	$26.19
Less:
Operating expenses (excluding depreciation and amortization expense reflected below) per barrel of throughput	6.97	7.74	7.77	8.18
Depreciation and amortization expense per barrel of throughput	3.03	2.83	3.18	3.20
Adjusted Refining operating income per barrel of throughput	$10.81	$24.36	$8.89	$14.81

See Notes to Earnings Release Tables beginning on Table Page 18.

Table Page 13

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Refining
Feedstocks (dollars per barrel)
Brent crude oil	$77.98	$111.69	$80.09	$104.52
Brent less West Texas Intermediate (WTI) crude oil	4.22	3.03	5.16	2.96
Brent less WTI Houston crude oil	3.07	1.84	3.68	1.58
Brent less Dated Brent crude oil	(0.45)	(1.89)	0.24	(2.90)
Brent less Argus Sour Crude Index crude oil	4.74	6.59	6.58	5.76
Brent less Maya crude oil	14.31	7.91	16.85	8.21
Brent less Western Canadian Select Houston crude oil	9.23	12.34	13.30	11.00
WTI crude oil	73.76	108.66	74.94	101.56

Natural gas (dollars per million British Thermal Units)	2.00	7.23	2.13	5.78

RVO (dollars per barrel) (i)	7.69	7.80	7.95	7.12

Product margins (RVO adjusted unless otherwise noted) (dollars per barrel)
U.S. Gulf Coast:
Conventional Blendstock of Oxygenate Blending (CBOB) gasoline less Brent	12.98	23.53	11.51	16.38
Ultra-low-sulfur (ULS) diesel less Brent	14.64	48.15	22.46	34.83
Propylene less Brent (not RVO adjusted)	(38.78)	(38.56)	(40.50)	(33.69)
U.S. Mid-Continent:
CBOB gasoline less WTI	23.60	28.28	20.65	18.93
ULS diesel less WTI	25.16	52.36	29.63	36.60
North Atlantic:
CBOB gasoline less Brent	22.63	33.78	16.98	22.51
ULS diesel less Brent	17.36	62.45	25.33	44.24
U.S. West Coast:
California Reformulated Gasoline Blendstock of Oxygenate Blending 87 gasoline less Brent	30.63	48.04	27.67	34.16
California Air Resources Board diesel less Brent	14.80	51.35	23.32	37.72

See Notes to Earnings Release Tables beginning on Table Page 18.

Table Page 14

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
AVERAGE MARKET REFERENCE PRICES AND DIFFERENTIALS
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Renewable Diesel
New York Mercantile Exchange ULS diesel (dollars per gallon)	$2.44	$4.03	$2.69	$3.54
Biodiesel Renewable Identification Number (RIN) (dollars per RIN)	1.51	1.70	1.57	1.57
California Low-Carbon Fuel Standard carbon credit (dollars per metric ton)	80.81	104.30	73.25	121.47
U.S. Gulf Coast (USGC) used cooking oil (dollars per pound)	0.57	0.80	0.60	0.79
USGC distillers corn oil (dollars per pound)	0.60	0.81	0.62	0.79
USGC fancy bleachable tallow (dollars per pound)	0.57	0.78	0.59	0.75

Ethanol
Chicago Board of Trade corn (dollars per bushel)	6.27	7.77	6.44	7.24
New York Harbor ethanol (dollars per gallon)	2.56	2.84	2.43	2.61

Table Page 15

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars)
(unaudited)

	June 30,	December 31,
	2023	2022
Balance sheet data
Current assets	$23,695	$24,133
Cash and cash equivalents included in current assets	5,075	4,862
Inventories included in current assets	6,961	6,752
Current liabilities	14,948	17,461
Valero Energy Corporation stockholders’ equity	25,851	23,561
Total equity	27,994	25,468
Debt and finance lease obligations:
Debt –
Current portion of debt (excluding variable interest entities (VIEs))	$167	$—
Debt, less current portion of debt (excluding VIEs)	8,019	8,380
Total debt (excluding VIEs)	8,186	8,380
Current portion of debt attributable to VIEs	800	861
Debt, less current portion of debt attributable to VIEs	—	—
Total debt attributable to VIEs	800	861
Total debt	8,986	9,241
Finance lease obligations –
Current portion of finance lease obligations (excluding VIEs)	176	184
Finance lease obligations, less current portion (excluding VIEs)	1,431	1,453
Total finance lease obligations (excluding VIEs)	1,607	1,637
Current portion of finance lease obligations attributable to VIEs	50	64
Finance lease obligations, less current portion attributable to VIEs	680	693
Total finance lease obligations attributable to VIEs	730	757
Total finance lease obligations	2,337	2,394
Total debt and finance lease obligations	$11,323	$11,635

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Reconciliation of net cash provided by operating activities to adjusted net cash provided by operating activities (e)
Net cash provided by operating activities	$1,512	$5,845	$4,682	$6,433
Exclude:
Changes in current assets and current liabilities	(1,194)	594	(1,728)	(128)
Diamond Green Diesel LLC’s (DGD) adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD	242	90	365	175
Adjusted net cash provided by operating activities	$2,464	$5,161	$6,045	$6,386

See Notes to Earnings Release Tables beginning on Table Page 18.

Table Page 16

VALERO ENERGY CORPORATION
EARNINGS RELEASE TABLES
OTHER FINANCIAL DATA
(millions of dollars, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Reconciliation of capital investments to capital investments attributable to Valero (e)
Capital expenditures (excluding VIEs)	$136	$172	$311	$324
Capital expenditures of VIEs:
DGD	32	239	122	458
Other VIEs	2	6	2	19
Deferred turnaround and catalyst cost expenditures (excluding VIEs)	273	228	508	681
Deferred turnaround and catalyst cost expenditures of DGD	15	7	39	13
Investments in nonconsolidated joint ventures	—	1	—	1
Capital investments	458	653	982	1,496
Adjustments:
DGD’s capital investments attributable to the other joint venture member	(23)	(123)	(80)	(235)
Capital expenditures of other VIEs	(2)	(6)	(2)	(19)
Capital investments attributable to Valero	$433	$524	$900	$1,242

Dividends per common share	$1.02	$0.98	$2.04	$1.96

See Notes to Earnings Release Tables beginning on Table Page 18.

Table Page 17

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES

(a)Under the Renewable Fuel Standard (RFS) program, the U.S. Environmental Protection Agency (EPA) is required to set annual quotas for the volume of renewable fuels that obligated parties, such as us, must blend into petroleum-based transportation fuels consumed in the U.S. The quotas are used to determine an obligated party’s RVO. The EPA released a final rule on June 3, 2022 that, among other things, modified the volume standards for 2020 and, for the first time, established volume standards for 2021 and 2022.
In 2020, we recognized the cost of the RVO using the 2020 quotas set by the EPA at that time, and in 2021 and the three months ended March 31, 2022, we recognized the cost of the RVO using our estimates of the quotas. As a result of the final rule released by the EPA as noted above, we recognized a benefit of $104 million in the three and six months ended June 30, 2022 primarily related to the modification of the 2020 quotas.
(b)Depreciation and amortization expense for the three and six months ended June 30, 2022 includes a gain of $23 million on the sale of our ethanol plant located in Jefferson, Wisconsin (Jefferson ethanol plant).
(c)General and administrative expenses (excluding depreciation and amortization expense) for the three and six months ended June 30, 2022 includes a charge of $20 million for an environmental reserve adjustment associated with a non-operating site.
(d)“Other income, net” includes the following:
◦a net gain of $11 million in the six months ended June 30, 2023 related to the early retirement of $199 million aggregate principal amount of various series of our senior notes; and

◦a charge of $50 million in the six months ended June 30, 2022 related to the early retirement of $1.4 billion aggregate principal amount of various series of our senior notes.
(e)We use certain financial measures (as noted below) in the earnings release tables and accompanying earnings release that are not defined under GAAP and are considered to be non-GAAP measures.

We have defined these non-GAAP measures and believe they are useful to the external users of our financial statements, including industry analysts, investors, lenders, and rating agencies. We believe these measures are useful to assess our ongoing financial performance because, when reconciled to their most comparable GAAP measures, they provide improved comparability between periods after adjusting for certain items that we believe are not indicative of our core operating performance and that may obscure our underlying business results and trends. These non-GAAP measures should not be considered as alternatives to their most comparable GAAP measures nor should they be considered in isolation or as a substitute for an analysis of our results of operations as reported under GAAP. In addition, these non-GAAP measures may not be comparable to similarly titled measures used by other companies because we may define them differently, which diminishes their utility.

Non-GAAP measures are as follows:

◦Adjusted net income attributable to Valero Energy Corporation stockholders is defined as net income attributable to Valero Energy Corporation stockholders adjusted to reflect the items noted below, along with their related income tax effect. The income tax effect for the adjustments was calculated using a combined federal and state statutory rate for the U.S.-based adjustments of 22.5 percent and a local statutory income tax rate for foreign-based adjustments. We have adjusted for these items because we believe that they are not indicative of our core operating performance and that their adjustment results in an important measure of our ongoing financial performance to better assess our underlying business results and trends. The basis for our belief with respect to each adjustment is provided below.

–Modification of RVO – The net benefit resulting from the modification of our RVO for 2020 and 2021 that was recognized by us in June 2022 is not associated with the cost of the RVO generated by our operations during the three and six months ended June 30, 2022. See note (a) for additional details.

–Gain on sale of ethanol plant – The gain on the sale of our Jefferson ethanol plant (see note (b)) is not indicative of our ongoing operations.

Table Page 18

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
–Environmental reserve adjustment – The environmental reserve adjustment (see note (c)) is attributable to a site that was shut down by prior owners and subsequently acquired by us (referred to by us as a non-operating site).

–Loss (gain) on early retirement of debt – Discounts, premiums, and other expenses recognized in connection with the early retirement of various series of our senior notes (see note (d)) are not associated with the ongoing costs of our borrowing and financing activities.

◦Adjusted earnings per common share – assuming dilution is defined as adjusted net income attributable to Valero Energy Corporation stockholders divided by the number of weighted-average shares outstanding in the applicable period, assuming dilution.

◦Refining margin is defined as Refining segment operating income excluding the modification of RVO adjustment (see note (a)), operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, and other operating expenses. We believe Refining margin is an important measure of our Refining segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.
◦Renewable Diesel margin is defined as Renewable Diesel segment operating income excluding operating expenses (excluding depreciation and amortization expense) and depreciation and amortization expense. We believe Renewable Diesel margin is an important measure of our Renewable Diesel segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

◦Ethanol margin is defined as Ethanol segment operating income excluding operating expenses (excluding depreciation and amortization expense), depreciation and amortization expense, and other operating expenses. We believe Ethanol margin is an important measure of our Ethanol segment’s operating and financial performance as it is the most comparable measure to the industry’s market reference product margins, which are used by industry analysts, investors, and others to evaluate our performance.

◦Adjusted Refining operating income is defined as Refining segment operating income excluding the modification of RVO adjustment (see note (a)) and other operating expenses. We believe adjusted Refining operating income is an important measure of our Refining segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
◦Adjusted Ethanol operating income is defined as Ethanol segment operating income excluding the gain on sale of ethanol plant (see note (b)) and other operating expenses. We believe adjusted Ethanol operating income is an important measure of our Ethanol segment’s operating and financial performance because it excludes items that are not indicative of that segment’s core operating performance.
◦Adjusted net cash provided by operating activities is defined as net cash provided by operating activities excluding the items noted below. We believe adjusted net cash provided by operating activities is an important measure of our ongoing financial performance to better assess our ability to generate cash to fund our investing and financing activities. The basis for our belief with respect to each excluded item is provided below.

–Changes in current assets and current liabilities – Current assets net of current liabilities represents our operating liquidity. We believe that the change in our operating liquidity from period to period does not represent cash generated by our operations that is available to fund our investing and financing activities.

–DGD’s adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD – We are a 50 percent joint venture member in DGD and we consolidate DGD’s financial statements. Our Renewable Diesel segment includes the operations of DGD and the associated activities to market its products. Because we consolidate DGD’s financial statements, all of DGD’s net cash provided by operating activities (or operating cash flow) is included in our consolidated net cash provided by operating activities.

Table Page 19

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Nevertheless, DGD’s operating cash flow is effectively attributable to each member and only 50 percent of DGD’s operating cash flow should be attributed to our net cash provided by operating activities. Therefore, we have adjusted our net cash provided by operating activities for the portion of DGD’s operating cash flow attributable to the other joint venture member’s ownership interest because we believe that it more accurately reflects the operating cash flow available to us to fund our investing and financing activities. The adjustment is calculated as follows (in millions):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
DGD operating cash flow data
Net cash provided by operating activities	$586	$128	$515	$149
Exclude: Changes in current assets and current liabilities	102	(51)	(216)	(200)
Adjusted net cash provided by operating activities	484	179	731	349
Other joint venture member’s ownership interest	50%	50%	50%	50%
DGD’s adjusted net cash provided by operating activities attributable to the other joint venture member’s ownership interest in DGD	$242	$90	$365	$175

◦Capital investments attributable to Valero is defined as all capital expenditures and deferred turnaround and catalyst cost expenditures presented in our consolidated statements of cash flows, excluding the portion of DGD’s capital investments attributable to the other joint venture member and all of the capital expenditures of VIEs other than DGD.
DGD’s members use DGD’s operating cash flow (excluding changes in its current assets and current liabilities) to fund its capital investments rather than distribute all of that cash to themselves. Because DGD’s operating cash flow is effectively attributable to each member, only 50 percent of DGD’s capital investments should be attributed to our net share of total capital investments. We also exclude the capital expenditures of other VIEs that we consolidate because we do not operate those VIEs. We believe capital investments attributable to Valero is an important measure because it more accurately reflects our capital investments.

(f)The Refining segment regions reflected herein contain the following refineries: U.S. Gulf Coast- Corpus Christi East, Corpus Christi West, Houston, Meraux, Port Arthur, St. Charles, Texas City, and Three Rivers Refineries; U.S. Mid Continent- Ardmore, McKee, and Memphis Refineries; North Atlantic- Pembroke and Quebec City Refineries; and U.S. West Coast- Benicia and Wilmington Refineries.

(g)Primarily includes petrochemicals, gas oils, No. 6 fuel oil, petroleum coke, sulfur, and asphalt.
(h)Valero uses certain operating statistics (as noted below) in the earnings release tables and the accompanying earnings release to evaluate performance between comparable periods. Different companies may calculate them in different ways.

All per barrel of throughput, per gallon of sales, and per gallon of production amounts are calculated by dividing the associated dollar amount by the throughput volumes, sales volumes, and production volumes for the period, as applicable.

Throughput volumes, sales volumes, and production volumes are calculated by multiplying throughput volumes per day, sales volumes per day, and production volumes per day (as provided in the accompanying tables), respectively, by the number of days in the applicable period. We use throughput volumes, sales volumes, and production volumes for the Refining segment, Renewable Diesel segment, and Ethanol segment, respectively, due to their general use by others who operate facilities similar to those included in our segments. We believe the use of such volumes results in per unit amounts that are most representative of the product margins generated and the operating costs incurred as a result of our operation of those facilities.
Table Page 20

VALERO ENERGY CORPORATION
NOTES TO EARNINGS RELEASE TABLES (Continued)
(i)The RVO cost represents the average market cost on a per barrel basis to comply with the RFS program. The RVO cost is calculated by multiplying (i) the average market price during the applicable period for the RINs associated with each class of renewable fuel (i.e., biomass-based diesel, cellulosic biofuel, advanced biofuel, and total renewable fuel) by (ii) the quotas for the volume of each class of renewable fuel that must be blended into petroleum-based transportation fuels consumed in the U.S., as set or proposed by the EPA, on a percentage basis for each class of renewable fuel and adding together the results of each calculation.

Table Page 21